UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2015

CECO Environmental Corp.

(Exact Name of registrant as specified in its charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4625 Red Bank Road, Cincinnati, OH	45227
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 513-458-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

EXPLANATORY NOTE

CECO Environmental Corp. (the “Company”) filed a current report on Form 8-K on September 3, 2015 (the “Original 8-K”) to report, among other things, the completion of its acquisition of PMFG, Inc. (“PMFG”). This Current Report on Form 8-K/A amends and restates in its entirety Item 9.01 of the Original Form 8-K to include the required financial statements and to present certain unaudited pro forma financial information in connection with the acquisition, which are filed as exhibits 99.1 hereto. The information previously reported in the Original 8-K is not hereby amended and is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of PMFG as of and for the years ended June 27, 2015 and June 28, 2014 contained in pages 41 through 71 of PMFG’s Annual Report on Form 10-K for the year ended June 27, 2015 (SEC File No. 1-34156).

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information relating to the Company’s acquisition of PMFG is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.

99.1	Unaudited Pro Forma Condensed Combined Financial Information.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2015	CECO Environmental Corp.

	By:	/s/ Edward J. Prajzner
Edward J. Prajzner
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.

99.1	Unaudited Pro Forma Condensed Combined Financial Information.